Supplement dated July 17, 2000
                         to Prospectus dated May 1, 2000
                                       for
                       JEFFERSON PILOT VARIABLE FUND, INC.


This supplement updates certain information contained in the prospectus and, to the extent inconsistent, it supersedes it. You should attach this supplement to the prospectus and retain it with the prospectus for future reference.

Effective July 17, 2000, Templeton Investment Counsel, Inc. shall replace Templeton Global Advisors Limited as sub-adviser to the World Growth Stock Portfolio. Accordingly, the reference to "Templeton Global Advisors Limited" on page 4 of the prospectus shall be changed to "Templeton Investment Counsel, Inc.", and the third paragraph within the section entitled "The Sub-Advisers" on page 29 of the prospectus shall be deleted and replaced by the following:

         Templeton Investment Counsel, Inc. ("TICI"), 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394, a registered investment adviser and a Florida corporation is Sub-Adviser to the World Growth Stock Portfolio. Templeton Global Advisors Limited ("TGAL") served as sub-adviser to the World Growth Stock Portfolio through July 16, 2000. The change in sub-advisers will not effect the aggregate investment advisory fees paid by shareholders. TICI and TGAL are indirect wholly- owned subsidiaries of Franklin Resources, Inc. ("Franklin"), a Delaware corporation. Net assets under the management of the Franklin organization were over $233 Billion as of March 31, 2000. Ms. Cindy Sweeting is primarily responsible for the day-to-day management of the Portfolio. Ms. Sweeting, Senior Vice President of Templeton, joined Franklin Templeton Investments in 1997. Previously, she was the Vice President of Investments with McDermott International Investments Company.